UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

Nuveen New York AMT-Free Quality Municipal Income Fund

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee paid previously with preliminary materials.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Proxy Season – Your Vote Matters!

PROTECT YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD “FOR” NRK.

Visit www.proxyvote.com to vote your shares.

Questions? Call Georgeson at 866.679.3234

*   *   *

Attention shareholders of JPI and NRK

PROTECT YOUR INVESTMENT BY VOTING THE WHITE PROXY CARD “FOR” THE FUND.

Your Vote Matters! Visit www.proxyvote.com to vote your shares.

Questions? For JPI call 888.815.5825. For NRK call 866-679-3234

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